Exhibit 10.1
As of
October 21, 2010
JPMorgan Chase Bank, N.A.
2200 Ross Avenue, Third Floor
Dallas, Texas 75201
Attention: Kimberly A. Bourgeois

Re:	Ninth Amendment to Credit Agreement dated as of January 18, 2008 among Approach Resources Inc. (“Borrower”), JPMorgan Chase Bank, N.A. and the institutions named therein (“Lenders”) and JPMorgan Chase Bank, N.A., as Agent (“Agent”)
Ladies and Gentlemen:
     Reference is hereby made to that certain Credit Agreement dated as of January 18, 2008 among Approach Resources Inc., a Delaware corporation (“Borrower”), JPMorgan Chase Bank, N.A., as Agent (“Agent”), and the Lenders that are signatory parties hereto (the “Lenders”), as amended by letter amendment dated as of February 19, 2008, letter amendment dated as of May 6, 2008, Third Amendment dated as of August 26, 2008, Fourth Amendment dated as of April 8, 2009, Fifth Amendment dated as of July 8, 2009, Sixth Amendment dated as of October 30, 2009, Seventh Amendment dated as of February 1, 2010, Eighth Amendment dated as of May 3, 2010 and this Ninth Amendment dated as of the date hereof (as amended, the “Loan Agreement”). All capitalized terms herein shall have the meanings ascribed to them in the Loan Agreement.
     Pursuant to this Ninth Amendment (the “Amendment”), Agent, Lenders and Borrower agree, effective as of the date hereof, to amend the Loan Agreement according to the terms and provisions set forth below.
     1. Increase to Borrowing Base and Commitment. As of the date hereof, the Borrowing Base and Commitment under the Loan Agreement are increased to $150,000,000.
     2. Commitment Increase Fee. In consideration for Lenders’ agreement to increase the Borrowing Base and Commitment, Borrower shall pay to Agent, for the ratable benefit of Lenders, an increase fee in the amount of $87,500, calculated as 0.25% of the amount of the increase in the Borrowing Base and Commitment.
     3. Amendment to Section 1. Definitions.
          Effective as of the date hereof, the following definitions are added to the Agreement:
          “Documentation Agent shall mean KeyBank National Association.”
          “Syndication Agent shall mean BNP Paribas.”
     4. Schedule I. Effective as of the date hereof, Schedule I to the Loan Agreement is deleted in its entirety and Schedule I attached hereto is substituted therefor.
     5. Assignment of Commitment. Prior to giving effect to this Amendment, The Frost National Bank (“Frost”) has a Commitment Percentage of 30%. Frost desires to assign to each of BNP Paribas (“Paribas”) and KeyBank National Association (“KeyBank”) 3.33% out of Frost’s 30% of the rights and obligations of Frost as a Lender under the Loan Agreement, such that after giving effect to such assignment the respective Commitment Percentages of Frost, Paribas and KeyBank will be as set forth on Schedule I attached hereto and made a part hereof and of the Loan Agreement, as amended hereby. Agent and Borrower hereby consent to the assignment by Frost of such portion of its rights and obligations as a Lender under the Loan Agreement to Paribas and KeyBank. Effective as of the date hereof, (a) the respective Commitment Percentage of JPMorgan Chase Bank, N.A., Frost, Paribas and KeyBank is as set forth on Schedule I hereto and (b) such acquisition of a portion of Frost’s Commitment by Paribas and KeyBank shall be deemed to have been consummated pursuant to the terms of the Assignment and Acceptance Agreement attached as Exhibit D to the Loan Agreement (which is incorporated herein by reference as if fully set forth herein) as if Frost, Paribas and KeyBank had executed an Assignment and Acceptance Agreement with respect to such acquisition.
     6. Agent and Lenders. Section 15 of the Agreement is hereby amended by including the Documentation Agent and the Syndication Agent in the definition of “Indemnified Agents”.
     7. Section 15 of the Agreement is further amended by adding the following Section 15(r) thereto:
     “(r) Duties of Documentation Agent and Syndication Agent. Anything herein to the contrary notwithstanding, neither the Documentation Agent nor the Syndication Agent listed on the signature pages hereto shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity as a Lender hereunder.”
     8. Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by Lenders:
     (a) The Amendment. Borrower, each Guarantor and each Lender shall have duly and validly executed and delivered this Amendment to Agent.
     (b) The Assignment and Acceptance Agreements. Borrower and each Lender shall have duly and validly executed and delivered the Assignment and Acceptance Agreement to Agent.
     (c) Replacement Notes. Borrower shall have duly and validly executed the Notes payable to each of the Lender signatories hereto in replacement of the existing Notes.
     (d) Payment of Up-Front Fee. Borrower shall have paid to Agent the Increase Fee described in Paragraph 2 hereof.
     (e) Representations and Warranties. The representations and warranties contained in the Loan Agreement and in the other Loan Documents shall be true and correct in all material respects as of the date hereof, as if made on the date hereof.
     (f) No Default. No Default or Event of Default shall have occurred and be continuing.
     (g) Corporate/Partnership Proceedings. All corporate and/or partnership proceedings, taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Agent, and its legal counsel.
     9. Ratification by Guarantors. Each Guarantor hereby ratifies and reaffirms all of its obligations under its Guaranty Agreement (the “Guaranty”) of Borrower’s obligations under the Loan Agreement, as amended hereby. Each Guarantor also hereby agrees that nothing in this Amendment shall adversely affect any right or remedy of Lenders under the Guaranty and that the execution and delivery of this Amendment shall in no way change or modify its obligations as guarantor under the Guaranty. Although each Guarantor has been informed by Borrower of the matters set forth in this Amendment and such Guarantor has acknowledged and agreed to the same, such Guarantor understands that Agent has no duty to notify such Guarantor or to seek such Guarantor’s acknowledgment or agreement, and nothing contained herein shall create such a duty as to any transaction hereafter.

     10. Representations and Warranties. By executing this Amendment, Borrower hereby represents, warrants and certifies to Lenders that, as of the date hereof, (a) there exists no Event of Default or events which, with notice or lapse of time, would constitute an Event of Default; (b) Borrower has performed and complied with all agreements and conditions contained in the Loan Agreement or the other Loan Documents which are required to be performed or complied with by Borrower; and (c) the representations and warranties contained in the Loan Agreement and the other Loan Documents are true in all material respects, with the same force and effect as though made on and as of the date hereof.
     11. Confirmation and Ratification. Except as affected by the provisions set forth herein, the Loan Agreement shall remain in full force and effect and is hereby ratified and confirmed by all parties. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lenders under the Loan Agreement or the other Loan Documents.
     12. Reference to Loan Agreement. Each of the Loan Agreement and the Loan Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement, as amended hereby, are hereby amended so that any reference in the Loan Agreement, the Loan Documents and such other documents to the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby.
     13. Multiple Counterparts. This Amendment may be executed in a number of identical separate counterparts, each of which for all purposes is to be deemed an original, but all of which shall constitute, collectively, one agreement. No party to this Amendment shall be bound hereby until a counterpart of this Amendment has been executed by all parties hereto. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.
     14. Final Agreement. THE LOAN AGREEMENT, AS AMENDED BY THIS AMENDMENT, AND ALL PROMISSORY NOTES AND OTHER LOAN DOCUMENTS EXECUTED PURSUANT THERETO OR HERETO, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG ANY OF THE PARTIES.
     Please signify your acceptance to the foregoing terms and provisions by executing a copy of this Amendment at the space provided below.
SIGNATURES TO FOLLOW

Very truly yours,

BORROWER :

APPROACH RESOURCES INC.,
a Delaware corporation

By:	/s/ Steven P. Smart

Steven P. Smart,
Executive Vice President and Chief Financial Officer

GUARANTORS :

APPROACH OIL & GAS INC.,
a Delaware corporation

By:	/s/ Steven P. Smart

Steven P. Smart,
Executive Vice President and Chief Financial Officer

APPROACH OIL & GAS (CANADA) INC.,
an Alberta, Canada corporation

By:	/s/ Steven P. Smart

Steven P. Smart,
Executive Vice President and Chief Financial Officer

APPROACH RESOURCES I, LP,
a Texas limited partnership

By:	Approach Operating, LLC,
a Delaware limited liability company,
its general partner

By:	Approach Resources Inc.,
a Delaware corporation,
its sole member

By:	/s/ Steven P. Smart

Steven P. Smart,
Executive Vice President and Chief Financial Officer

ACCEPTED AND AGREED TO
effective as of the date and year
first above written:

AGENT:

JPMORGAN CHASE BANK, N.A.

By:	/s/ Kimberly A. Bourgeois

Kimberly A. Bourgeois, Senior Vice President —
Oil & Gas Finance

LENDERS:

JPMORGAN CHASE BANK, N.A.

By:	/s/ Kimberly A. Bourgeois

Kimberly A. Bourgeois, Senior Vice President —
Oil & Gas Finance

BNP PARIBAS, Lender and Syndication Agent

By:	/s/ Edward Pak

Name:	Edward Pak

Title:	Vice President

By:	/s/ John A. Clark

Name:	John A. Clark

Title:	Managing Director

KEYBANK NATIONAL ASSOCIATION, Lender and
Documentation Agent

By:	/s/ Todd Coker

Name:	Todd Coker

Title:	Vice President

THE FROST NATIONAL BANK

By:	/s/ Alex Zemkoski

Alex Zemkoski, Vice President

SCHEDULE I

	Commitment Amount	Percentage Commitment
JPMorgan Chase Bank, NA	$45,000,000	30.00%
BNP Paribas	$35,000,000	23.33%
Key Bank National Association	$35,000,000	23.33%
The Frost National Bank	$35,000,000	23.33%